                                                                     EXHIBIT 4.8


    REGISTERED            [COMMON SENSE(R) TRUST LOGO]            REGISTERED
     NUMBER                        FAMILY OF FUNDS                  SHARES
[               ]                                              [               ]
                                    CLASS A

                 ORGANIZED AND EXISTING UNDER THE LAWS OF THE
                        COMMONWEALTH OF MASSACHUSETTS
  THIS CERTIFIES that                                          is the owner of

                                            *SEE REVERSE FOR CERTAIN DEFINITIONS
                                             CUSIP


         fully paid and nonassessable shares of beneficial interest of the par value of one cent per share of Common Sense(R) Trust, transferable on the books of the Trust by the holder thereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

         Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

                                                                    Dated


                              [COMMON SENSE TRUST SEAL]

         /s/ DON S. POWELL                                   /s/ NORI L. GABERT

               PRESIDENT                                            SECRETARY



COUNTERSIGNED:
         COMMON SENSE(R) SHAREHOLDER SERVICES
                3120 Breckinridge Blvd.
                Duluth, GA 30199-0001
                                        TRANSFER AGENT
BY

------------------------------------------------------
                                    AUTHORIZED OFFICER

                                                                           94-A



     *THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY
WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:
     TEN COM   - as tenants in common                                UNIF GIFT MIN. ACT -  ...............Custodian................
     TEN ENT   - as tenants by the entireties                                                (Cust)                     (Minor)
     JT TEN    - as joint tenants with right of                                                under Uniform Gifts to Minors Act
                 survivorship and not as tenants                                            .......................................
                 in common                                                                               (State)

                 Additional abbreviations may also be used though not in the above list.

--------------------------------------------------------------------------------

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

     THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING: A BANK OR TRUST COMPANY; A BROKER/DEALER, A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

--------------------------------------------------------------------------------



        For value received,                hereby sell, assign and transfer unto
                            ---------------

   -----------------------------------------------------------------------------
               (PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE)

   -----------------------------------------------------------------------------
                                                                          Shares
   -----------------------------------------------------------------------
   of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                     -------------------------------------------
                                                                        Attorney
   ---------------------------------------------------------------------

   to transfer the said stock on the books of the within-named Trust with full power of substitution in the premises.

        Dated,                                          19,
              ------------------------------------------   ----

              ------------------------------------------------------------
                                     Owner
              ------------------------------------------------------------
                         Signature of Co-Owner, if any

                IMPORTANT {BEFORE SIGNING, READ AND COMPLY CAREFULLY
                          {WITH REQUIREMENTS PRINTED ABOVE.


   SIGNATURE(S) guaranteed by:

   -----------------------------------------------------------------------------







--------------------------------------------------------------------------------
CSS-207
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY